                                                                   EXHIBIT 10.16

                    INFORMATION MANAGEMENT RESOURCES, INC.

                             EMPLOYMENT AGREEMENT
                             --------------------


       THIS EMPLOYMENT AGREEMENT made in Clearwater, Florida, on the ____ day of ________________, 19__, between Information Management Resources, Inc., a corporation duly created and organized and existing under and by virtue of the laws of the State of Florida and having its principal office at 26750 U.S. Highway 19 North, Suite 500, Clearwater, Florida 34621 ("IMR"), and
____________________________________________________, residing               at
_____________________________________________, ("Employee"):

WITNESSETH:

WHEREAS, IMR is engaged in the business of providing computing services to customers in the United States and has invested substantially in the development of computer techniques, programs, services, systems and other confidential property, information and trade secrets, and inventions, discoveries, improvements or developments (herein called "inventions"); and

WHEREAS, IMR enters into contracts with its customers and must ensure that customer programs, data, and information remain confidential; and

WHEREAS, IMR desires to protect and preserve its trade secrets and confidential business information; and

WHEREAS, Employee acknowledges that it is essential to the conduct of IMR's business and to the protection of the investment of its shareholders that such trade secrets and confidential business information be protected; and

WHEREAS, IMR desires to protect the substantial investment that it has made and will make in training and locating Employee; and

WHEREAS, Employee desires to enter the employment of, or to maintain his employment with, IMR.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, IMR and Employee hereby agree:

1.     EMPLOYMENT:
       ----------
       IMR hereby employs Employee, and Employee hereby accepts employment, upon the terms and conditions set forth in this Employment Agreement.

2.     TERM:
       ----
       Subject to the provisions for termination as hereinafter provided, the term of this Employment Agreement shall begin on the date hereof and continue until terminated by either party per Paragraph 7.

3.     COMPENSATION:
       ------------
       During the term of this Employment Agreement, IMR shall compensate Employee as specified in the Letter of Employment accompanying this Agreement for any and all services of every nature rendered and to be rendered by Employee in connection with this employment. The stated salary may be increased from time to time in the sole discretion of IMR without amendment to this Agreement.

4.     DUTIES:
       ------
       Employee shall have such duties as are specified in the Letter of Employment and such other duties as may from time to time be assigned by the management of IMR.

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                    INFORMATION MANAGEMENT RESOURCES, INC.

                             EMPLOYMENT AGREEMENT
                             --------------------


5.     EXTENT OF SERVICE:
       -----------------
       Employee shall devote his or her entire working time, energy, and attention exclusively to his or her duties in connection with IMR.

6.     DEATH DURING EMPLOYMENT:
       -----------------------
       If Employee dies during the term of his or her employment, IMR shall pay to the estate of Employee the unpaid prorated portion of his or her monthly salary for the period prior to death and IMR shall have no further financial obligations to Employee or to Employee's estate.

7.     TERMINATION OF EMPLOYMENT:
       -------------------------
       (i) IMR may, without cause, terminate Employee's employment under this Employment Agreement upon written notice to Employee, such notice to be effective fifteen (15) days after receipt by Employee;

       (ii) IMR may, for Cause, terminate Employee's employment under this Employment Agreement upon written notice to Employee, such notice to be effective upon receipt by Employee. "Cause" includes, but is not limited to, theft or misappropriation of customer assets or information, poor or inadequate work performance by Employee, excessive tardiness by Employee, disclosure of IMR salary information to any person other than an authorized IMR manager, unauthorized discussion of performance related issues with a customer of IMR, or similar detrimental conduct;

       (iii) Employee may, with or without cause, terminate his or her employment under this Agreement upon written notice to IMR, such notice to be effective thirty (30) days after receipt by IMR, or upon successful completion of the current assignment or project, whichever is later. In no event will this notice period exceed sixty (60) days. IMR may, in its sole discretion, accept Employee's notice with immediate effect or with effect from less than thirty (30) days after receipt;

       (iv) Within ten (10) days after the termination of this Employment Agreement by either IMR or Employee for any reason, Employee shall, at IMR's option and sole expense, (a) return to IMR's offices in Clearwater, Florida, (b) participate in an exit interview, and (c) execute a Certificate of Conclusion of Employment, in substantially the same form attached as Exhibit A to this Agreement, certifying that Employee has complied with his or her obligations and acknowledging Employee's continuing obligations under Paragraphs 8 and 10 of this Agreement; and

       (v) If Employee voluntarily terminates his or her employment in with IMR within one year from the commencement date of employment with IMR, Employee will reimburse IMR for any expenses incurred by IMR in relocating Employee.

8.     RESTRICTIVE COVENANTS
       ---------------------
       During his or her employment with IMR and for a period of one (1) year immediately following termination of such employment, whether by termination of this Employment Agreement by IMR or for any other reason whatsoever, Employee shall not, directly or indirectly, either as an individual on his or her own account or as a partner, joint venturer, employee, agent, salesman, contractor, officer, director, or stockholder or otherwise:

       (i) Enter into, engage in, or accept contract or employment from any business offering software services and in direct competition with the business of IMR, as such business now exists or as it may exist at the time of termination, anywhere in the United States. This restrictive covenant specifically includes as prohibited businesses, but it is not limited to, (a) furnishing computer programming services, (b)

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                    INFORMATION MANAGEMENT RESOURCES, INC.

                             EMPLOYMENT AGREEMENT
                             --------------------


              developing computer programs, processes, or techniques, and (c) offering off-shore software development services from India;

       (ii) Solicit employment of or advise any employee of IMR or of any subsidiary of IMR to terminate his or her contract or relationship with IMR or to accept any contract (directly or indirectly) or other arrangement for providing services to any other person or organization;

       (iii) Solicit employment or accept contract from any IMR "Customer" that has entered into a contract with IMR for Employee's services within one (1) year preceding Employee's termination. For this purpose, the term "Customer" includes all affiliated and subsidiary companies, successors and assigns of the corporation or organization which contracted with IMR for Employee's services; or

       (iv) Solicit, enter into, engage in, or accept contract or business from any IMR customer or other organization (including IMR prospects) to which IMR has submitted an oral or written proposal (known to Employee), within one (1) year prior to Employee's termination, for computing and other technical services provided by IMR.

9.     RESTRICTIVE COVENANTS - REMEDIES:
       --------------------------------
       Employee agrees that, in the event of a breach by Employee of any of the Restrictive Covenants set forth in Paragraph 8 above, such a breach would irreparably injure IMR and would leave IMR with no adequate remedy at law. Employee further agrees that, if legal proceedings should have to be brought by IMR against Employee to enforce such Restrictive Covenants, IMR shall be entitled to all available civil remedies, including without limitation:

       (i) Preliminary and permanent injunctive relief restraining Employee from violating, directly or indirectly, either as an individual on his or her own account or as a partner, joint venturer, employee, agent, salesman, contractor, officer, director or stockholder or otherwise, the restrictions of Paragraph 8, above;

       (ii) Attorneys' fees in the trial and appellate courts and in all arbitration proceedings; and

       (iii) Costs and expenses of investigation, litigation, and arbitration, including expert witness fees, deposition costs (appearance fees and transcript charges), injunction bond premiums, travel and lodging expenses, arbitration fees and charges, and all other reasonable costs and expenses.

       Nothing in this Agreement shall be construed as prohibiting IMR from pursuing any other legal or equitable remedies available to it for breach or threatened breach of the Restrictive Covenants. Employee agrees that damages resulting from a breach of the Restrictive Covenants by Employee are not readily ascertainable as of the date of this Agreement. Employee agrees that, if IMR is granted preliminary injunctive relief under this Agreement, an injunction bond of no more than $5,000 shall be sufficient to indemnify Employee for any costs or damages that he or she might incur if the Court ultimately determines that Employee was wrongfully enjoined.

       If Employee violates any of the Restrictive Covenants defined in Paragraph 8 above, directly or indirectly, either as an individual on his or her own account or as a partner, joint venturer, employee, agent, salesman, contractor, officer, director, or stockholder or otherwise, any and all sales or services by the Employee (or the partnership, joint venture, corporation, or other entity with which he or she is associated) in competition with

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                    INFORMATION MANAGEMENT RESOURCES, INC.

                             EMPLOYMENT AGREEMENT
                             --------------------


       the services of IMR shall be conclusively presumed to have been made by IMR but for the violation of the Restrictive Covenants.

       Should legal proceedings have to be brought by IMR against Employee to enforce the Restrictive Covenants, the period of restriction shall be deemed to begin running on the date of entry of an order granting IMR preliminary injunctive relief and shall continue uninterrupted for the next succeeding one (1) year. Employee acknowledges that the purposes of the Restrictive Covenants would be frustrated by measuring the period of restriction from the date of termination of employment where Employee failed to honor the Restrictive Covenants until directed to do so by court order.

10.    TRADE SECRETS AND CONFIDENTIAL BUSINESS INFORMATION:
       ---------------------------------------------------
       Employee shall not, whether while employed by IMR or otherwise, disclose or use for the benefit of himself or herself or any other person, partnership, firm, corporation, association, or other legal entity, any of the trade secrets or confidential business information of IMR. For the purpose of this Agreement, "trade secrets" of IMR shall include, but shall not be limited to, any and all proprietary and technical information of IMR in the nature of computer techniques, programs, services, systems, inventions, and the like employed by IMR in the development of its computer services.

       For the purpose of this Agreement, "confidential business information" of IMR shall include any information that is (i) of any value or significance to IMR and (ii) not generally known to competitors of IMR nor intended by IMR for general dissemination, including but not limited to, lists of IMR's current or potential customers, prospective leads or target accounts, the identity of various suppliers of products or services, pricing schedules, computer programming needs of its customers, information as to the profitability of specific accounts, and information about IMR itself and its executives, officers, directors and employees.

11.    TRADE SECRETS AND CONFIDENTIAL BUSINESS INFORMATION - REMEDIES:
       --------------------------------------------------------------
       If legal proceedings should have to be brought by IMR against Employee to enforce the confidentiality provisions of Paragraph 10 of this Agreement, Employee recognizes, acknowledges, and agrees that IMR shall be entitled to all of the civil remedies provided by Sections 688.01 et seq. and
                                                                ------
       812.035, Florida Statutes, including without limitation:

       (i) Preliminary and permanent injunctive relief restraining Employee from any unauthorized disclosure or use of any trade secrets or confidential business information, in whole or in part, and from rendering any service to any person, partnership, firm, corporation, association, or other legal entity to whom or to which such trade secrets or confidential business information, in whole or in part, has been disclosed or is threatened to be disclosed;

       (ii) Attorneys' fees in the trial and appellate courts and in all arbitration proceedings; and

       (iii) Costs and expenses of investigation, litigation, and arbitration, including expert witness fees, deposition costs (appearance fees and transcript charges), injunction bond premiums, travel and lodging expenses, arbitration fees and charges, and all other reasonable costs and expenses.

       Nothing in this Agreement shall be construed as prohibiting IMR from pursuing any other legal or equitable remedies available to it for breach or threatened breach of the provisions of Paragraph 10 of this Agreement, and the existence of any claim or cause of action of the Employee against IMR, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by IMR of any of the provisions of this Agreement. IMR and the Employee agree that damages resulting from a breach of the prohibitions of

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                    INFORMATION MANAGEMENT RESOURCES, INC.

                             EMPLOYMENT AGREEMENT
                             --------------------


       Paragraph 10 by the Employee are not readily ascertainable as of the date of this Agreement. IMR has fully performed all obligations entitling it to these prohibitions of Paragraph 10 of this Agreement, and those prohibitions therefore are not executory or otherwise subject to rejection under the Bankruptcy Code. IMR and Employee agree that, if IMR is awarded temporary injunctive relief under this Paragraph, an injunction bond of no more than $5,000 shall be sufficient to indemnify the Employee for any costs or damages that he or she might incur if the Court ultimately determines that the Employee was wrongfully enjoined.

12.    IMR PROPERTY; EMPLOYEE DUTY TO RETURN:
       -------------------------------------
       IMR products, customer correspondence, internal memoranda, photocopies of products and designs, sales brochures, price lists, customer lists, any customer information, sales literature, notebooks, computer training materials, textbooks, and all other like information or products, including all copies, duplications, replications, and derivatives of such information or products, now in the possession of Employee or acquired by Employee after signing this Agreement and while in the employ of IMR, shall be the exclusive property of IMR and shall be returned to IMR no later than the final date of his or her employment with IMR.

13.    INVENTIONS, IDEAS, PROCESSES, AND DESIGNS:
       -----------------------------------------
       All inventions, ideas, processes, programs, software, and designs (including all improvements) (i) conceived (whether or not actually conceived during regular business hours) or made by Employee during the course of his or her employment with IMR, and (ii) related to the business of IMR, shall be disclosed in writing promptly to IMR and shall be the sole and exclusive property of IMR. Employee shall cooperate with IMR and its attorneys in the preparation of patent and copyright applications for such developments and shall promptly assign all such inventions, ideas, processes, and designs to IMR. The decision to file for patent or copyright protection or to maintain such development as a trade secret shall be in the sole discretion of IMR, and Employee shall be bound by such decision.

14.    NOTICES:
       -------
       Any and all notices required or permitted to be given pursuant to this Employment Agreement shall be in writing, shall be either actually delivered or sent by United States mail, return receipt requested, and shall be addressed to the signatories at the addresses shown on the signature page of this Agreement or at any subsequent address provided in conformity with Paragraph 14 of this Agreement.

15.    ARBITRATION:
       -----------
       All controversies, claims, disputes, and matters in question arising out of, or related to, this Employment Agreement or any breach of this Agreement, or the relations between the signatories to this Agreement, shall be decided by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The signatories agree that the arbitration shall take place exclusively in Clearwater, Florida, and shall be governed by the law of the State of Florida. Any award rendered by the arbitrator shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof, including a federal district court, pursuant to the Federal Arbitration Act. The arbitrator may grant IMR injunctive relief, including mandatory injunctive relief, to protect the rights of IMR, but shall not be limited to such relief. This arbitration provision shall not preclude IMR from seeking temporary or preliminary injunctive relief in a court of law to protect its rights, nor shall the filing of such an action constitute any waiver by IMR of its right to arbitrate. In connection with the arbitration of any dispute between the signatories to this Agreement, each signatory may utilize all methods of discovery authorized by the Federal and Florida Rules of Civil Procedure.

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                    INFORMATION MANAGEMENT RESOURCES, INC.

                             EMPLOYMENT AGREEMENT
                             --------------------


16.    WAIVER:
       ------
       The waiver by IMR of a breach or threatened breach of this Employment Agreement by Employee shall not be construed as a waiver of any subsequent breach by Employee. The refusal or failure of IMR to enforce the provisions of Paragraph 8 or of Paragraph 10 of this Agreement (or any similar agreement) against any other employee, agent, or independent contractor, for any reason, shall not constitute a defense to the enforcement by IMR against Employee of the provisions of Paragraph 8 or of Paragraph 10.

17.    RULES OF CONSTRUCTION:
       ---------------------
       (i)    ENTIRE AGREEMENT.  This Employment Agreement constitutes the
              ----------------
              entire agreement between its signatories pertaining to the subject matters of the Agreement, and it supersedes all negotiations, preliminary agreements, and all prior and contemporaneous discussions and understandings of the signatories in connection with the subject matters of the Agreement. Except as otherwise herein provided, no covenants, representation, or condition not expressed in this Agreement, or in an amendment made and executed in accordance with the provisions of sub-paragraph (ii) of this paragraph, shall be binding upon the signatories or shall affect or be effective to interpret, change, or restrict the provisions of this Agreement.

       (ii)   AMENDMENTS.  No change, modification, or termination of any of the
              ----------
              terms, provisions, or conditions of this Employment Agreement shall be effective unless made in writing and signed or initialed by all signatories to this Agreement.

       (iii)  GOVERNING LAW.  This Employment Agreement shall be governed and
              -------------
              construed in accordance with the statutory and decisional law of the State of Florida governing contracts to be performed in their entirety in Florida.

       (iv)   SEVERABILITY.  If any paragraph, subparagraph, or provision of
              ------------
              this Employment Agreement, or the application of such paragraph, subparagraph, or provision, is held invalid by a court of competent jurisdiction, the remainder of the Agreement, and the application of such paragraph, subparagraph, or provision to persons or circumstances other than those with respect to which it is held invalid, shall not be affected.

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                    INFORMATION MANAGEMENT RESOURCES, INC.

                             EMPLOYMENT AGREEMENT
                             --------------------


IN WITNESS WHEREOF, the signatories have executed this Agreement the day and year first above written.

                           Information Management Resources, Inc.



                           By:_______________________________________
                              Satish K. Sanan
                              President & CEO



                           __________________________________________
                           Employee's Name

                           __________________________________________
                           Employee's Signature

                           Address:__________________________________

                           __________________________________________

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